SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                November 14, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.

             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                   001-8368                   51-0228924
      (State of                (Commission File No.)         (IRS Employer
      Incorporation)                                       Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200

              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable

                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On November 14, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit
99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.    Description

----------     -------------------------------------
99.1           Press Release issued November 14, 2000 (Filed herewith.)




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SAFETY-KLEEN CORP.



Date:  November 14, 2000                   By:   /s/ Henry H. Taylor
                                                 -------------------
                                                 Henry H. Taylor
                                                 Vice President, General Counsel
                                                   and Secretary


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                                  EXHIBIT INDEX

Exhibit No.    Description
----------     -------------------------------------

99.1           Press Release issued November 14, 2000 (Filed herewith.)


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                                  Exhibit 99.1

FOR IMMEDIATE RELEASE For more information, contact:

November 14, 2000                                        Wade Gates or John Kyte
                                  803.933.4224

SAFETY-KLEEN TO LAUNCH
SYSTEMONE PRODUCT LINE FOR 2001

                      New Line of Recycling Parts Cleaners
                         Feature Clean Solvent On Demand

                        Self-Contained Recycling Process
                  Virtually Eliminates the Generation of Waste

COLUMBIA, South Carolina - Safety-Kleen Corp. announced today that its subsidiary, Safety-Kleen Systems, Inc., has signed an agreement to serve as the exclusive distributor of SystemOne's innovative line of parts cleaning equipment. SystemOne's products will be marketed throughout Safety-Kleen Systems' 173 branch locations across North America beginning in 2001.

The Miami-based SystemOne Technologies, Inc., (NASDAQ:STEK) designs and manufactures a full range of parts cleaning equipment for use in automotive and industrial markets. These products feature self-contained solvent recycling technologies that provide customers with a fresh supply of clean solvent on demand, which virtually eliminates the generation of waste.

"SystemOne has developed an innovative line of products that fits well with our traditional parts-cleaning markets and our existing sales and service network, " said Safety-Kleen President and Chief Operating Officer Grover Wrenn. "This is a continuation of Safety-Kleen's ongoing commitment to provide our customers with the best parts cleaning technology and service available."

The multi-year agreement between Safety-Kleen and SystemOne encompasses the United States, Puerto Rico, Canada and Mexico, and will require the approval of the U.S. Bankruptcy Court overseeing Safety-Kleen's Chapter 11 reorganization. In addition to marketing the machines to new customers, Safety-Kleen will extend its parts cleaning services to SystemOne's customer base of 18,000 machines.

                                     (more)


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Page 2



Safety-Kleen will begin offering the new SystemOne machines in the first quarter of 2001. The SystemOne product line includes various-sized models, manual and automated, with applications within both automotive and industrial markets.

Based in Columbia, South Carolina, Safety-Kleen Corp. is the leading provider of industrial and hazardous waste management services in North America, serving more than 400,000 customers in the United States and Canada.

Founded in 1990, SystemOne Technologies designs, manufactures, sells and supports a full range of self-contained, recycling industrial parts cleaning equipment for use in the automotive, aviation, marine and general industrial markets. The Company has been awarded ten patents for its products that incorporate innovative, proprietary resource recovery and waste minimization technologies. The Company is headquartered in Miami, Florida.

Under the Private Securities Litigation Reform Act of 1995, sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Actual results and events may differ materially from those projected in the forward-looking statements. Many factors could cause actual events and results to differ from those expected, including, but not limited to approval of the agreement by the U.S. Bankruptcy Court, or changes in parts-cleaning technology.

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